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              Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002

                                                          DeAM

                                                   SMALLCAP FUND, INC.
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                                                 Security Purchased              Comparison Security             Comparison Security
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Issuer                                              Altiris, Inc.                   Netflix, Inc.                 Commerce One, Inc.
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
Underwriters                               CS  First   Boston,   Deutsche    Merrill Lynch,  Thomas Weisel,   CS  First  Boston,
                                           Bank,    UBS    Warburg,    DA    US  Bancorp   Piper   Jaffray,   DLJ, US Bancorp Piper
                                           Davidson, AG Edwards, Invemed,    Allen   &   Co.,   SG   Cowen,   Jaffray, BancBoston
                                           Investec PMG  Capital,  Janney    Utendahl Capital Partners        Robertson Stephens,
                                           Montgomery   Scott,    Pacific                                     Moors & Cabot, Charles
                                           Crest,  Prudential,  RBC  Dain                                     Schwab, AG Edwards,
                                           Rauscher,    Sanders    Morris                                     Invemed, SoundView
                                           Harris, SoundView Technology                                       Technology
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Years of continuous operation,
including predecessors                                           >3                              >3                         >3
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Security                                                       ATRS                            NFLX                       CMRC
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Is the affiliate a manager
or co-manager?                                              co-lead                             n/a                        n/a
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Name of underwriter or
dealer from which purchased                         CS First Boston                             n/a                        n/a
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Firm commitment?                                                Yes                             Yes                        Yes
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Trade date/Date of Offering                               5/22/2002                       5/22/2002                   5/5/1999
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Total dollar amount of offering
sold to QIBs                               $                      -          $                    -           $              -
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Total dollar amount of any concurrent
public offering                            $          50,000,000.00          $           82,500,000           $     69,300,000
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Total                                      $          50,000,000.00          $           82,500,000           $     69,300,000
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Public offering price                                        $10.00                           15.00                      21.00
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Price paid if other than public
offering price                                                  n/a                             n/a                        n/a
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Realized Gain/Loss on Sale of
Security                                   $     5, 356.16 (-9.92%)                             n/a                        n/a
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Unrealized Gain/Loss at 6/30/02                                 n/a                             n/a                        n/a
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Underwriting spread or commission                         $.70 (7%)                      $1.05 (7%)                 $1.47 (7%)
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Shares purchased                                              5,400                             n/a                        n/a
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$ amount of purchase                       $              54,000.00                             n/a                        n/a
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% of offering purchased by fund                              0.108%                             n/a                        n/a
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% of offering purchased by
associated funds*                                            0.326%                             n/a                        n/a
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Total                                                        0.434%                             n/a                        n/a
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
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            Rule 10f-3 Acquisition of Securities from an Affiliate - January 1, 2002 through March 31, 2002

                                                      DeAM (MGIT)

                                                  SMALLCAP FUND, INC.

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                                         Security Purchased             Comparison Security             Comparison Security
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Issuer                                  WCI COMMUNITIES, INC.        NEWMARK HOMES CORPORATION        ASBURY AUTOMOTIVE GROUP
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
Underwriters                          UBS Warburg, CS First        Dain Rauscher, Laidlaw           Goldman Sachs, Merrill
                                      Boston, DBAB, AG Edwards,    Global Securities                Lynch, Salomon Smith
                                      Janney Montgomery Scott,                                      Barney, Raymond James,
                                      Legg Mason, McDonald                                          Stephens
                                      Investments, Freimark
                                      Blair, Jolson Merchant
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Years of continuous
operation, including predecessors                            >3                        >3                              >3
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Security                                                    WCI                      NHCH                             ABG
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Is the affiliate a manager
or co-manager of offering?                           co-manager                        No                              No
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Name of underwriter or
dealer from which purchased                         UBS Warburg                       n/a                             n/a
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Firm commitment underwriting?                               Yes                       Yes                             Yes
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Trade date/Date of Offering                           3/12/2002                 3/12/1998                       3/13/2002
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Total dollar amount of offering
sold to QIBs                                                n/a                       n/a                             n/a
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Total dollar amount of any
concurrent public offering            $             131,100,000    $           19,530,000           $         127,050,000
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Total                                 $            $131,100,000    $           19,530,000           $         127,050,000
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Public offering price                 $                   19.00    $                10.50           $               16.50
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Realized Gain/Loss on Sale of
Security                                    42,984.40 (+27.59%)                       n/a                             n/a
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Realized Gain/Loss at 3/31/02                               n/a                       n/a                             n/a
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Price paid if other than public offering price                 n/a                    n/a                             n/a
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Underwriting spread or commission     $               $.33 (7%)                0.$35 (7%)                        1.16 (7%)
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Shares purchased                                          8,200                       n/a                             n/a
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$ amount of purchase                  $                 155,800                       n/a                             n/a
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% of offering purchased by fund                          0.119%                        n/a                             n/a
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% of offering purchased by
associated funds*                                        0.255%                       n/a                             n/a
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Total                                                    0.374%                       n/a                             n/a
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